EXHIBIT 99.2

Second Quarter 202 3 Financial Results August 9 , 202 3

2 Welcome and Participants Dr. Jeffrey Graves President & Chief Executive Officer Michael Turner Executive Vice President & Chief Financial Officer Andrew Johnson Executive Vice President, Chief Corporate Development Officer & Chief Legal Officer Mick McCloskey Vice President, Treasury & Investor Relations To participate via phone, please dial: 1 - 201 - 689 - 8345

Forward Looking Statements

Certain statements made in this document that are not statements of historical or current facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of the company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. In many cases, forward-looking statements can be identified by terms such as "believes," "belief," "expects," "may," "will," "estimates," "intends," "anticipates" or "plans" or the negative of these terms or other comparable terminology. Forward-looking statements are based upon management's beliefs, assumptions and current expectations and may include comments as to the company's beliefs and expectations as to future events and trends affecting its business and are necessarily subject to uncertainties, many of which are outside the control of the company. The factors described under the headings "Forward-Looking Statements" and "Risk Factors" in the company's periodic filings with the Securities and Exchange Commission, as well as other factors, could cause actual results to differ materially from those reflected or predicted in forward-looking statements. In particular, we note that there is no assurance that a definitive agreement for the transaction referenced in this document will be entered into or consummated or that integration will be successful, or synergies will be realized if such transaction were to be consummated. In addition, we note that Stratasys is not able to countersign a merger agreement with 3D Systems without first terminating Stratasys' merger agreement with Desktop Metal and that the mutual consent of both Stratasys and Desktop Metal is necessary for termination of the Desktop Metal merger agreement. In addition, we note that Stratasys continues to recommend in favor of the Desktop Metal merger agreement, which remains in full force and effect, and that the vote by Stratasys shareholders on the Desktop Metal merger agreement has not yet occurred or been scheduled. Business combination proposals, transactions and integrations are subject to numerous risks and uncertainties. Although management believes that the expectations reflected in the forward-looking statements are reasonable, forward-looking statements are not, and should not be relied upon as a guarantee of future performance or results, nor will they necessarily prove to be accurate indications of the times at which such performance or results will be achieved. The forward-looking statements included are made only as of the date of the statement. 3D Systems undertakes no obligation to update or revise any forward-looking statements made by management or on its behalf, whether as a result of future developments, subsequent events or circumstances, or otherwise, except as required by law.

All references to the binding nature of the offer and merger agreement being proposed by 3D Systems, whether in a press release, presentation, other document or public statement, are subject to the contents of the escrow letter that has been delivered to Stratasys and will be on file publicly with the SEC.

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This communication does not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities. Th is communication relates to a proposal which 3D Systems has made for a business combination with Stratasys. In furtherance of this proposal and subject to future de vel opments, 3D Systems (and, if a negotiated transaction is agreed, Stratasys) may file one or more registration statements, proxy statements or other document s w ith the SEC. This communication is not a substitute for any proxy statement, registration statement, prospectus or other document that 3D Systems and/or Stra tas ys may file with the SEC in connection with the proposed transaction. Investors and security holders of 3D Systems and Stratasys are urged to read the proxy statement(s), registration statement, pro spectus and/or other documents filed with the SEC carefully in their entirety if and when they become available as they will contain important information a bou t the proposed transaction. Any definitive proxy statement(s) or prospectus(es) (if and when available) will be mailed to stockholders of 3D Systems and/or S tra tasys, as applicable. Investors and security holders will be able to obtain free copies of these documents (if and when available) and other documents filed with th e SEC by 3D Systems through the web site maintained by the SEC at http://www.sec.gov. This document shall not constitute an offer to buy or sell or the solicitation of an offer to sell or buy any securities, nor sh all there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the sec uri ties laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Secur iti es Act of 1933, as amended. This communication is neither a solicitation of a proxy nor a substitute for any proxy statement or other filings that may be ma de with the SEC. Nonetheless, 3D Systems and its directors and executive officers and other members of management and employees may be deemed to be participan ts in the solicitation of proxies in respect of the proposed transaction. You can find information about 3D Systems’ executive officers and directors in 3D Sys tem s’ definitive proxy statement filed with the SEC on April 5, 2023. Additional information regarding the interests of such potential participants will be included in one or more registration statements, proxy statements or other documents filed with the SEC if and when they become available. These documents (if and when availa ble ) may be obtained free of charge from the SEC’s website at http://www.sec.gov. 4 Additional Information

Dr. Jeffrey Graves President & Chief Executive Officer 5

Industry & Business Update 6 Healthcare Standalone 3D System’s long - term growth strategy is clear 2 Fully committed to our high - potential Regenerative Medicine business 3 Scale is essential for the next era in Additive Manufacturing 1 Our standalone plan expects high single - digit to low double - digit growth for non - dental markets in 2023 and a clear path for scale attainment by 2028 Combining with Stratasys allows for the immediate attainment of scale and value creation

An Incredibly Differentiated Position in Regenerative Medicine

3D Systems Bioprinting Leadership

3D SYSTEMS

35+ Years of developing advanced 3D printing applications

United Therapeutics CORPORATION

Organ development partnership since 2017

Volumetric

Acquired in 2021 to expand bioprinting capabilities

Human Organs (Lung, Kidney, and Liver)

3D SYSTEMS

United Therapeutics CORPORATION

Most Complex Object Ever 3D Printed:

- 2 Lobes
- 5,000 kilometers of vasculature
- 213 Million Alveoli
- 44 Trillion Voxels

2026	Targeting First in Human Trials (Lungs)



3D printed human lung scaffold

Non-Organ Tissues



Vascularized Breast Tissue Scaffold

for Implantation & Cellularization

Drug Development

Bioprinted "Organ-on-a-chip"

can accurately replicate organ-specific drug response in pre-clinical drug trials


systemicBIO™

h-$VIOS_2$ chip with perfused vasculature

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8 Progress in Systemic Bio Unique complexity, design control, scale and physiological relevance with 3D Systems bioprinting technology Design Creation Bioprinting Cell Survival with Perfusion in h - VIOS Œ chip Lining Vasculatures with Cells

9 An Expanding Systemic Bio Team Located at the Texas Medical Center Innovation Factory Labs State - of - the - art biomanufacturing facility with ISO 7 cleanroom 25 Scientists and engineers from top institutions worldwide 1,500+ Scaffolds printed in Q2 to support pharmaceutical collaborations 12,000+ Scaffold printing capacity per quarter, enabling support of additional contracts

An Exciting Partnership with Theradaptive

Spine



Spinal Fusion-Bone Repair
($2.0B US)

CMF
(personalized)



CMF/Dental
Repair ($1B US)

Orthopedics
(personalized)



Trauma
($1B US)

Estimated addressable market of ~$4 billion



POROUS
IMPLANT

BARE MATERIAL
SURFACE

INACTIVE



MATERIAL BINDING BIOLOGIC

ONE STEP SURFACE
COATING

10 Minute process step



BIOACTIVE
IMPLANT

UNIFORM THERAPEUTIC
COATING

BIOACTIVE

Theradaptive's innovative protein-engineering technology, combined with 3D Systems' unique capability to produce personalized orthopedic implants combines each company's core strengths to accelerate market introduction

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An Attractive Core Business Poised for Further Growth 11 Healthcare Solutions (excl. Dental) • 7 % year - over - year growth in 1H’23 • Driven by emergence of Virtual S urgical Planning and Orthopedic applications Delivering year - to - date organic revenue growth in our non - dental markets Aerospace & Defense Transportation & Motor Sports Semiconductor Oil & Gas and Energy Craniomaxillofacial Orthopedic Virtual Surgical Planning Dental Solutions • Industry working through high - levels of inventory • Seeing stabilization of case volumes, not declines • Exclusive supplier of #1 player in clear aligners space provides confidence in a segment rebound • Business continues to perform in - line with expectations set in early FY’23; expecting more favorable comp for 2H’23 Dental & Orthodontic Industrial Solutions • 2 % year - over - year growth in 1H’23 • Driven by market leadership in Aerospace & Defense and other key verticals Aerospace & Defense Transportation & Motor Sports Semiconductor Oil & Gas and Energy

12 2023 Outlook x Revising FY2023 guidance given elongated sales cycle and conservative customer capex spending x Dental stabilization should bring more favorable comparisons in 2H’23 x Non - dental organic growth of high - single digit to low - double digit expected

Michael Turner Chief Financial Officer 13

Year-to-Date Revenue Summary

($ in millions except percentages)

HSG


$136
Dental
Non-Dental
$110
+7%(1)
1H'22
1H'23

ISG


$137
+2%
$140
1H'22
1H'23

Consolidated


$273
Dental
Non-Dental
$249
+3%(1)
1H'22
1H'23

- ***Non-dental HSG grew ~7% year-to-date*** *driven by strength in Personalized Healthcare Solutions business*
- *Dental orthodontics business declined 35% year-to-date and* ***in-line with initial expectations***

- ***ISG revenues grew ~2% year-to-date*** *primarily driven by strength in Transportation & Motorsports, Foundries, Academic Research, and Aerospace & Defense verticals*

- *Year-to-date revenue declined 9% primarily driven by* ***expected headwinds in dental*** *orthodontics business*
- *Non-dental year-to-date revenue* ***grew over 3% and ~2% on a purely organic basis***

(1) Indicates YTD revenue growth in Non-Dental

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15 Gross Profit Margin (Non - GAAP) Q2 2023 vs. Q2 2022 • Increase from PY primarily driven by mix, pricing and in - sourcing efforts Q2 2023 vs. Q1 2023 • Flat QoQ with continued focus on cost optimization See A ppendix for a reconciliation of N on - GAAP Gross Profit Margin 38% 39% 39% Q2 2022 Q1 2023 Q2 2023 Non - GAAP GP %

16 Second Quarter Earnings • Adjusted EBITDA decreased to $(7) million in Q2 2023 compared to Q2 2022 • Includes over $4 million invested in Regenerative Medicine • Net loss of $(28.9) million • Diluted loss per share of $(0.22), and diluted non - GAAP loss per share of $(0.07) • Above results due to: • Lower sales volumes particularly in dental orthodontics market • Continued investments in growth areas • Partial offset driven by cost optimization actions See A ppendix for a reconciliation of Adjusted EBITDA. See Appendix for reconciliation of GAAP and Non - GAAP Net Loss per share.

17 Strong Balance Sheet • Ended the quarter with $ 492 million dollars of cash and short - term investments on hand • Sufficient cash to support organic growth, including Regenerative Medicine • Continued focus on operational execution and integration of recent acquisitions

18 Full - Year 2023 Outlook Commentary Guidance Metric Expect high - single to low - double digit organic growth excl. dental markets $525 - $545 million Revenue Continued execution on cost efficiencies and fixed cost leverage as sales ramp 40% – 42% Non - GAAP GM% Continued execution on cost efficiencies while maintaining $10M+ investment in Regenerative Medicine business Positive exiting Q4’23 Non - GAAP Adj. EBITDA Continuing to target full - year organic revenue growth in non - dental markets, enhanced margins and exiting the end of the year profitable , while heavily investing in Regenerative Medicine to drive future growth potential

19 Q&A Session 1 - 201 - 689 - 8345

Dr. Jeffrey Graves President & Chief Executive Officer 20

21 Thank You Find out more at: www.3dsystems.com

©202 3 3D Systems, Inc. | All Rights Reserved. Appendix

23 Presentation of Information 3 D Systems reports its financial results in accordance with GAAP . Management also reviews and reports certain non - GAAP measures, including : non - GAAP revenue excluding divestitures and on a constant currency basis (sometimes referred to as excluding divestitures and FX effects), non - GAAP Gross profit, non - GAAP Gross profit margin, non - GAAP Operating expenses, non - GAAP Operating (loss)/income, non - GAAP Interest and other income/(expense), net, non - GAAP Net income (loss), non - GAAP Basic and Diluted Income (Loss) per Share, adjusted EBITDA and adjusted EBITDA Margin . These non - GAAP measures exclude certain special items that management does not view as part of 3 D Systems’ underlying results as they may be highly variable, may be unusual or infrequent, are difficult to predict and can distort underlying business trends and results . Management believes that the non - GAAP measures provide useful additional insight into underlying business trends and results and provide a more meaningful comparison of period - over - period results . Additionally, management uses the non - GAAP measures for planning, forecasting and evaluating business and financial performance, including allocating resources and evaluating results relative to employee compensation targets . 3 D Systems’ non - GAAP measures are not calculated in accordance with or as required by GAAP and may not be calculated the same as similarly titled measures used by other companies . These non - GAAP measures should thus be considered as supplemental in nature and not considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP . A reconciliation of GAAP to non - GAAP financial measures is provided in the accompanying schedules in the Appendix . 3 D Systems does not provide forward - looking guidance for certain measures on a GAAP basis . The company is unable to provide a quantitative reconciliation of forward - looking non - GAAP gross profit margins, Adjusted EBITDA and free cash flow to the most directly comparable forward - looking GAAP measures without unreasonable effort because certain items, including litigation costs, acquisition expenses, stock - compensation expense, intangible amortization expense, restructuring expenses, and goodwill impairment, are difficult to predict and estimate . These items are inherently uncertain and depend on various factors, many of which are beyond the company’s control, and as such, any associated estimate and its impact on GAAP performance could vary materially .

Balance Sheets 24

Statement of Operations 25

Statement of Cash Flows 26

Reconciliation of Revenue to Non - GAAP Revenue (in thousands except percentages, unaudited) 27

Gross Profit and Gross Profit Margin Reconciliation (in thousands except percentages, unaudited) 28

Adjust EBITDA reconciliation (in thousands except percentages, unaudited) 29

Earnings per Share Reconciliation (in dollars, unaudited) 30